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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 7, 2000

                               Netcentives Inc.
            (Exact name of Registrant as specified in its charter)

            Delaware                              0-27253                       93-1213291
(State or other jurisdiction of          (Commission File Number)            (I.R.S. Employer
 incorporation or organization)                                            Identification No.)

                              475 Brannan Street
                           San Francisco, CA  94107
              (Address of principal executive offices) (Zip code)


                                (415) 538-1888
             (Registrant's telephone number, including area code)
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Item 2. Acquisition or Disposition of Assets

        Pursuant to Items 7(a)(4) and 7(b)(2) of the SEC's Instructions to Form 8-K, Item 7 of the registrant's Report on Form 8-K dated April 7, 2000, filed with the SEC on April 21, 2000, is amended and replaced in its entirety as set forth below.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements of Business Acquired.
               -----------------------------------------

        The following audited financial statements of Post Communications, Inc. are included as Exhibit 99.1 to the Current Report on Form 8-K and are incorporated herein by this reference:

        Independent Auditors' Report

        Balance Sheets as of December 31, 1999

        Statements of Operations for the Year Ended December 31, 1999

        Statements of Mandatorily Redeemable Convertible Preferred Stock and Common Shareholders' Deficit for the Year Ended December 31, 1999

        Statements of Cash Flows for the Year Ended December 31, 1999

        Notes to Financial Statements for the Year Ended December 31, 1999

        The following audited financial statements of Post Communications, Inc. are included as Exhibit 99.2 to the Current Report on Form 8-K and are incorporated herein by this reference:

        Independent Auditors' Report

        Balance Sheets as of December 31, 1998 and 1997

        Statements of Operations for the Years Ended December 31, 1998 and 1997

        Statements of Mandatorily Redeemable Convertible Preferred Stock and Common Shareholders' Deficit for the Years Ended December 31, 1998 and 1997

        Statements of Cash Flows for the Years Ended December 31, 1998 and 1997

        Notes to Financial Statements for the Year Ended December 31, 1998 and 1997

        (b)    Pro Forma Financial Information.
               -------------------------------

     See Exhibit 99.3
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     (c)  Exhibits.
          --------
     The Exhibits that are filed with this Current Report on Form 8-K are set forth in the Exhibit Index to this Current Report on Form 8-K.


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NETCENTIVES INC.
                                   (Registrant)



Date: June 20, 2000                By: /s/ John F. Longinotti
                                       -------------------------------
                                       John F. Longinotti
                                       Chief Operations Officer
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Exhibit
Number         Description
------         -----------

  2.2 Agreement and Plan of Reorganization dated February 15, 2000, among the Company, Company Sub (UVN) and Post (incorporated by reference to the exhibit with the same numerical designation filed as an exhibit to the Company's Report on Form 8-K dated March 3, 2000, filed with the SEC on March 20, 2000).

 23.1          Independent Auditors' Consent--Deloitte & Touche LLP

 23.2          Consent of Price Waterhouse Coopers LLP, Independent Auditors

 99.1 Audited financial statements of Post Communications, Inc. as of and for the year ended December 31, 1999.

 99.2 Audited Financial Statements of Post Communications, Inc. as of and for the years ended December 31, 1998 and 1997.

 99.3 Unaudited pro forma condensed combined financial statements that give effect to the merger between the Company and Post Communications, Inc., and the merger between the Company and UVN Holdings, Inc. and Subsidiary and SHC Venture, L.L.C. (collectively referred to as "UVN").